SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 2, 2003
Date of Report
(Date of earliest event reported)

Click2learn, Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)
0024289	91-1276003
(Commission File No.)	(IRS Employer Identification Number)
110-110th Avenue NE Bellevue, Washington 98004 (Address of Principal Executive Offices)
(425) 462-0501 (Registrant's Telephone Number, Including Area Code)

Item 5. OTHER EVENTS

On January 2, 2003, Click2learn, Inc. announced the date for its fourth quarter 2002 earnings conference call and confirmed that results would be in line with or better than prior guidance.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	EXHIBITS
99.1	Click2learn, Inc. press release dated January 2, 2003 regarding fourth quarter 2002 earnings conference call.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Date: January 3, 2003

Click2learn, Inc.
By:	/s/ JOHN D. ATHERLY
Name:	John D. Atherly
Title:	Chief Financial Officer and Vice President, Finance and Administration

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Click2learn, Inc. press release dated January 2, 2003 regarding fourth quarter 2002 earnings conference call.

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